AXIS Capital Bank of America Merrill Lynch 2014 Insurance Conference, New York, NY Albert Benchimol, President & CEO February 12, 2014 Exhibit 99.1

Safe Harbor Statement

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,”
“expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions.  Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.
Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:
• The occurrence and magnitude of natural and
man-made disasters,
• Actual claims exceeding our loss reserves,
• General economic, capital and credit market
conditions,
• The failure of any of the loss limitation methods
we employ,
• The effects of emerging claims, coverage
and regulatory issues, including uncertainty related to
coverage definitions,
• The failure of our cedants to adequately evaluate risks,
• Inability to obtain additional capital on favorable terms, or at all,
• The loss of one or more key executives,
• A decline in our ratings with rating agencies,
• Loss of business provided to us by our major brokers,
• Changes in accounting policies or practices,
• The use of industry catastrophe models and changes to
these models,
• Changes in governmental regulations,
• Increased competition,
• Changes in the political environment of certain countries
in which we operate or underwrite business, and
• Fluctuations in interest rates, credit spreads, equity
prices and/or currency values.

Hybrid (Re)insurer with Strategic Flexibility

(1)  Includes corporate expenses.
AXIS Insurance AXIS Re
‘02-’13 GPW $22.8
‘02-’13 Underwriting Income $2.2
’02-’13 Aggregate Combined Ratio 84%
‘02-’13 GPW $17.8
‘02-’13 Underwriting Income $1.9
‘02-’13 Aggregate Combined Ratio 88%
2002-2013 Aggregate
Gross Premiums Written
($ in Billions)
Consolidated AXIS
‘02-’13 GPW $40.6
‘02-’13 Underwriting Income $4.1
‘02-’13 Aggregate Combined Ratio 89%
(1)
44%
56%
•
742 Employees
•
GPW CAGR 2002 – 2013 = 11%
•
Underwriting Profit every year
•
212 Employees
•
GPW CAGR 2002 – 2013 = 19%
•
Underwriting Profit 10 of 12 years

Delivered Excellent Shareholder Value Creation

(1) Diluted book value per share calculated using treasury stock method.  12/31/02 diluted BVPS is pro forma for AXIS Capital IPO.
Total Value Creation Growth in Diluted Book Value per Share (1) Accumulated Declared Dividends
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
2002 – 2013 CAGR = 13.1%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Diluted BVPS Accumulated Dividends Declared
$13.90
$16.88
$19.93
$19.58
$25.31
$31.33
$29.08
$37.75
$44.33
$43.97
$49.83
$53.68
$1.855
$2.535
$3.29
$4.10
$4.96
$5.89
$6.86
$7.88
$13.90
$16.74
$19.29
$18.34
$23.45
$28.79
$25.79
$33.65
$39.37
$38.08
$42.97
$45.80
$0.14
$0.64
$1.24
+ =

Invest in our people and culture
• Underwriting talent which delivered top-tier underwriting results since inception doing the same
• Successfully attracting and adding new top-tier underwriting talent
Deliver diversified growth
• Bring specialist underwriting to new target markets
• Develop new specialist franchises in AXIS model
• More balance and lower volatility
Optimize enterprise-wide risk portfolio
• Constantly improving data and analytics
• Informed, not ruled, by models
Enhance operational excellence
• Optimal organizational structure
• Investments in IT
• Competitive cost structure
Strategic Initiatives to Achieve Goals
5
Top-quintile
risk-adjusted
returns over
the cycle

2013 Progress on Strategic Initiatives
•
GPW growth of 13%, including significant contribution from new, diversifying initiatives
o
Accident and Health unit
o
Global agriculture reinsurance line
•
New, diversifying initiatives in early stages
o
Lloyd’s presence
o
Re-entry into U.S. primary casualty
o
New distribution initiatives in U.S. excess casualty
o
Expanded professional liability, energy and marine specialties in Asia & Australia
o
Established Weather and Commodities Markets unit
o
Established third party capital management business
o
New healthcare liability insurance unit
•
Combined ratio of 91%
•
Net income to common shareholders of $684 million
•
ROACE of 13.1%

Environment Continues to Support Good Margins

AXIS Insurance Current Business Mix Rate Change Index
AXIS Insurance Total, 103
Aviation & Terrorism, 51
Professional lines, 85
Property Lines, 120
Casualty Lines, 97
Marine & Energy Lines, 143
30
40
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60
70
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90
100
110
120
130

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Question & Answer Session